UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
October 21, 2019
Date of Report (Date of earliest event reported)

Commission file number 1-38681	Commission file number 1-15973

NORTHWEST NATURAL HOLDING COMPANY	NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Oregon	82-4710680	Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

220 N.W. Second Avenue Portland Oregon	97209	220 N.W. Second Avenue Portland Oregon	97209
(Address of principal executive offices)	(Zip Code)	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (503) 226-4211	Registrant’s telephone number: (503) 226-4211

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Northwest Natural Gas Company	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).

Northwest Natural Holding Company	Emerging growth company	☐

Northwest Natural Gas Company	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01	Other Events.

Washington General Rate Case Order
As previously disclosed, on December 31, 2018, Northwest Natural Gas Company (NW Natural), a wholly owned subsidiary of Northwest Natural Holding Company (NW Holdings), filed a general rate case in Washington. Also as previously disclosed, on May 23, 2019, NW Natural and other parties to the rate case proceeding filed two settlements with the Washington Utilities and Transportation Commission (WUTC); a general joint settlement agreement, and a multi-party settlement agreement on NW Natural’s proposed decoupling tariff. On October 21, 2019, the WUTC issued a final order approving the general joint settlement and rejecting the multiparty settlement on decoupling (Order).
Under the Order, effective November 1, 2019, NW Natural is authorized to implement base rate changes designed to increase annual revenues from its Washington customers by approximately $5.14 million. The rate increases are based on the following assumptions:
•	Capital structure of 50.0% long-term debt, 1.0% short-term debt, and 49.0% common equity;

•	Return on equity of 9.40%;

•	Cost of capital of 7.161%; and

•	Rate base of $173.7 million, an increase of $46 million since the last rate case.

The Order authorizes NW Natural to provide federal tax reform benefits to customers related to the Tax Cuts and Jobs Act enacted in December 2017. The Order directs NW Natural to provide customers with a rate reduction of $2.1 million over one year to reflect the benefit of the lower federal corporate income tax rate accumulating from January 1, 2018 through October 31, 2019, and provides an additional annual rate reduction initially set at approximately $0.5 million to reflect a benefit from the remeasurement of deferred tax liabilities of approximately $15.0 million.
The Order also permits NW Natural’s recovery of environmental remediation expenses allocable to Washington customers for 3.32 percent of environmental remediation expense associated with remediation sites for which costs are shared between Oregon and Washington. The Order disallows approximately $1.5 million of deferred environmental remediation expenses, but permits insurance proceeds to be applied to offset deferred environmental remediation expenses of approximately $3.0 million for a period commencing in February 2011 through November 2018 with additional application of insurance proceeds for a ten and one-half
year period ending December 31, 2029. The order approves an environmental cost recovery mechanism tariff, with annual adjustments, to collect prudent environmental remediation expenditures made in the prior year, less that year’s allocation of insurance proceeds. NW Natural expects to recognize an after-tax
charge of approximately $1.1 million in the fourth quarter of 2019 as a result of this order.

Forward-Looking Statements
This report, and other presentations made by NW Holdings and NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, goals, strategies, assumptions, estimates, expectations, expenses, future events, investments, customer growth, targeted capital structure, capital costs, customer rates or rate recovery, customer savings, financial results, financial position, revenue requirement, return on equity, rate base, impairments, treatment of historical tax reform amounts, effects of regulatory decisions or mechanisms, tax liabilities or benefits, including effects of tax reform, environmental remediation cost recoveries, approval and adequacy of regulatory deferrals, revenues and earnings, performance, plans of third parties, timing or outcomes of future regulatory proceedings or future regulatory approvals, and other statements that are other than statements of historical facts.
Forward-looking statements are based on NW Holdings’ and NW Natural’s current expectations and assumptions regarding their respective businesses, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. NW Holdings and NW Natural caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A “Risk Factors”, and Part II, Item 7 and Item 7A “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosure about Market Risk” in each of NW Holdings’ and NW Natural’s most recent Annual Report on Form
10-K
and in each of Part I, Items 2 and 3 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk”, and Part II, Item 1A “Risk Factors”, in each of NW Holdings’ and NW Natural’s respective quarterly reports filed thereafter.
All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
New factors emerge from time to time and it is not possible for the company to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated: October 2 3 , 2019		/s/ Frank H. Burkhartsmeyer
	Name:	Frank H. Burkhartsmeyer
	Title:	Senior Vice President and Chief Financial Officer

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated: October 2 3 , 2019		/s/ Frank H. Burkhartsmeyer
	Name:	Frank H. Burkhartsmeyer
	Title:	Senior Vice President and Chief Financial Officer